E X H I B I T   10.29


Letter Agreement Re: Binding Effect of Letter of
Intent Re: Acquisition of General Vision Services, Inc.
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ACTION INDUSTRIES, INC.

February 27, 1997

General Vision Services, Inc.
330 West 42nd Street
New York, NY 10036
Attention: William J. Rappaport, Chairman

Re: Binding Effect of Letter of Intent
    ----------------------------------

Dear Mr. Rappaport:

Reference is made to the Letter of Intent of even date herewith between Action Industries, Inc. and General Vision Services, Inc. (the "Letter of Intent"). It is our understanding that Paragraphs 1 through 4 of the Letter of Intent are not binding on, and create no rights in favor of, either party thereto. Notwithstanding the foregoing, the parties agree to negotiate in good faith to reach a binding agreement upon substantially the terms set forth in Paragraphs 1 through 4 of the Letter of Intent on or prior to April 15, 1997. Paragraphs 5 through 7 of the Letter of Intent constitute a binding agreement between the parties and the parties intend to be legally bound thereby.

If you are in agreement with the foregoing, please execute the enclosed copy of this letter and return it to the undersigned at your earliest convenience.


ACTION INDUSTRIES, INC.

By: /s/ T. Ronald Casper
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        T. Ronald Casper, President

ACCEPTED AND AGREED TO:

GENERAL VISION SERVICES, INC.

By: /s/ William J. Rappaport
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Title:     CEO
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